MOST MORTGAGE DEPOSITOR, LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of the reverse mortgage loans (the “Mortgage Loans”) were either originated or purchased by an affiliate of Mutual of Omaha Mortgage, Inc. (“Client”) and were reviewed by AMC on behalf of the Client. The Mortgage Loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted by AMC on 100% of the Mortgage Loans.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

▪	“Credit Review”: 318 reverse mortgage loans
▪	“Data Integrity Review”: 318 reverse mortgage loans
▪	“Value Review”: 318 reverse mortgage loans

AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, represents all of the Mortgage Loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

Appraisal Effective Date	Coborrower Last Name	Original Principal Limit
Appraised Value	Coborrower Qualifying FICO	Original Repair Set-aside
Borrower Birth Date	Contract Sales Price	Property Type
Borrower First Name	Desk Review Report Date	Secondary Appraisal Effective Date
Borrower Gender	Desk Review Value	Secondary Appraised Value
Borrower Last Name	Funding Date	State
Borrower Qualifying FICO	Product Payment Type	Status as of 10/31/2025
City	Life Expectancy Set-Aside (LESA)	Street
Coborrower Birth Date	Maximum Claim Amount	Unpaid Principal Balance as of 10/31/2025
Coborrower First Name	Note Date	Zip
Coborrower Gender	Original Interest Rate

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-two (62) years or older at the time of origination, sixty (60) years or older at the time of origination, or fifty-five (55) years or older at the time of origination, as provided in the related underwriting guidelines, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination materials and files to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to AMC and/or as directed by Client.

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Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially completed, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: AMC confirmed the presence of a credit report that met stated underwriting guideline requirements for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the underwriting guidelines was present in the Mortgage Loan file and, where possible to determine, was not fraudulent. During this review, AMC verified whether the income used to qualify the Mortgage Loan was calculated in accordance with underwriting guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters, and (viii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the underwriting guidelines was present in the Mortgage Loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the Mortgage Loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the underwriting guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns”, (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, where applicable, met requirements set forth in the underwriting guidelines, and (iv) the flood certification was for the correct borrower, property, lender, and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy is consistent with the Mortgage Loan approval and borrower’s application disclosure based solely on information contained in the Mortgage Loan file, including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns, or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence. AMC also confirmed that the borrower signed an occupancy certificate at the time of the origination of the Mortgage Loan stating that the borrower did occupy the property as required for reverse mortgage loans.

Guideline Review: AMC confirmed the Mortgage Loan was originated in accordance with required underwriting guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated underwriting guidelines. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Reverse Mortgage Counseling: AMC reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the Mortgage Loan file information is complete, accurate, and contains consistent documentation. These reviews included confirming whether the property is located in an area that was listed as a FEMA disaster zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the Mortgage Loan and in confirming the value of the underlying property. AMC’s review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns. AMC also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required by the stated underwriting guidelines.

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Other aspects of AMC’s review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the Mortgage Loans, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of the same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors, and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC, or if it was not directly accessible that another valuation product that was directly accessible to AMC, was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps, which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10%, then the Client was notified of such variance and an additional independent valuation product was ordered. AMC also obtained a BPO for any Mortgage Loan where the valuation product in the file was more than twelve (12) months seasoned at the time of AMC’s review. AMC compared the value of this BPO to the value used by the Client to determine their LTV and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Document Review

AMC reviewed each Mortgage Loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1009);
▪	Final application (1009);
▪	Loan Agreement;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Final HUD-1;
▪	Mortgage/Deed of Trust;
▪	Credit Report;
▪	Flood Certificate;
▪	Hazard Policy;
▪	Financial Assessment;
▪	Counseling Certificate;
▪	Occupancy Certificate; and
▪	FACTA disclosures.

(9) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Only a limited number of Mortgage Loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(10) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the Mortgage Loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the Mortgage Loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the Mortgage Loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the Mortgage Loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  Except as agreed upon with Client pursuant to any engagement letter, statement or work or similar agreement, SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual Mortgage Loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements, or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell, or otherwise transact in securities backed by the Mortgage Loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the Mortgage Loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any Mortgage Loan or Mortgage Loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence 15E.

Overall Results Summary

There were 318 Mortgage Loans in the AMC Population as reviewed by AMC. After considering the grading implications of the Credit and Property/Valuation sections below, 100% of the Mortgage Loans by number in the AMC Population have an Overall NRSRO grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	318	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	318	100.00%

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Credit Results Summary

All of the Mortgage Loans in the AMC Population have a Credit grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	318	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	318	100.00%

Valuation Results Summary

All of the Mortgage Loans in the AMC Population have a Valuation grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	318	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	318	100.00%

DATA INTEGRITY REVIEW RESULTS SUMMARY (318 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. Of the 318 mortgage loans reviewed, none of the Mortgage Loans had a different tape discrepancy.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Appraisal Effective Date	0	318	0.00%	318
Appraised Value	0	318	0.00%	318
Borrower Birth Date	0	318	0.00%	318
Borrower First Name	0	318	0.00%	318
Borrower Gender	0	318	0.00%	318
Borrower Last Name	0	318	0.00%	318
Borrower Qualifying FICO	0	318	0.00%	318
City	0	318	0.00%	318
Coborrower Birth Date	0	145	0.00%	318
Coborrower First Name	0	145	0.00%	318
Coborrower Gender	0	145	0.00%	318
Coborrower Last Name	0	145	0.00%	318
Coborrower Qualifying FICO	0	145	0.00%	318
Contract Sales Price	0	98	0.00%	318
Desk Review Report Date	0	318	0.00%	318
Desk Review Value	0	318	0.00%	318
Funding Date	0	318	0.00%	318
HECM - Product Payment Type	0	318	0.00%	318
Life Expectancy Set-Aside (LESA)	0	318	0.00%	318
Maximum Claim Amount	0	318	0.00%	318
Note Date	0	318	0.00%	318
Original Interest Rate	0	318	0.00%	318
Original Principal Limit	0	318	0.00%	318
Original Repair Set-aside	0	318	0.00%	318
Property Type	0	318	0.00%	318
Secondary Appraisal Effective Date	0	74	0.00%	318
Secondary Appraised Value	0	74	0.00%	318
State	0	318	0.00%	318
Status as of 10/31/2025	0	318	0.00%	318
Street	0	318	0.00%	318
Unpaid Principal Balance as of 10/31/2025	0	318	0.00%	318
Zip	0	318	0.00%	318
Total	0	8,603	0.00%	318

VALUE REVIEW RESULTS SUMMARY (318 Mortgage Loans)

AMC confirmed that each Mortgage Loan file contained the required appraisals per the Client’s guidelines as well as a secondary valuation product that supported the Client’s value used for LTV within -10%. None of the Client’s valuations were seasoned more than twelve (12) months of origination.

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